SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2002

KB HOME

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9195	95-3666267

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(310) 231-4000

N/A
(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events.
Exhibit
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

         Two exhibits are filed herewith in connection with Pre-Effective Amendment No. 2 (filed January 23, 2002) to the $750 million Registration Statement on Form S-3 of KB HOME (Registration Statement No. 333-71630) initially filed on October 15, 2001.

Exhibits

Exhibit

99.1	Risk Factors.

99.2	KB Home press release dated January 10, 2002

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KB HOME

Date: January 23, 2002	By:	/s/ Kimberly N. King

Kimberly N. King Corporate Secretary and Director, Corporate Legal Affairs

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